Rule 497(d)

                                     FT 1062

               Supplement to the Prospectus dated October 13, 2005

Notwithstanding anything to the contrary in the Prospectus, dealers and other selling agents will receive a concession of 3.25%, 2.75%, 2.00% or 1.25% of the Public Offering Price per Unit on quantity purchases of $100,000 but less than $250,000, $250,000 but less than $500,000, $500,000 but less than $1,000,000, and $1,000,000 or more, respectively. In addition, for Units purchased using redemption or termination proceeds, concessions paid to dealers and other selling agents shall be 2.00% and 1.25% of the Public Offering Price per Unit on purchases of $500,000 but less than $1,000,000, and $1,000,000 or more, respectively.

January 12, 2006